Exhibit 10.1

FIRST AMENDMENT TO BONUS AGREEMENT

This First Amendment to Bonus Agreement (this “Amendment”), effective as of March 26, 2014, is made by and between Hennessy Advisors, Inc. and Teresa M. Nilsen.

RECITALS

WHEREAS, the parties previously entered into a Bonus Agreement, dated as of August 28, 2006 (the “Bonus Agreement”); and

WHEREAS, the parties now desire to amend the Bonus Agreement as provided for herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.  Section 1 of the Bonus Agreement is hereby amended by replacing the phrase “the least of” with the phrase “the greatest of”.

2.  Except as herein modified or amended, the terms and conditions of the Bonus Agreement shall remain unchanged and in full force and effect.

3.  This Amendment may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

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IN WITNESS WHEREOF, each party has caused this Amendment to be duly executed as of the date first written above.

HENNESSY ADVISORS, INC. By: /s/ Neil J. Hennessy Name: Neil J. Hennessy Title: President, CEO, and Chairman of the Board
/s/ Teresa M. Nilsen Teresa M. Nilsen

Signature Page to First Amendment to Bonus Agreement